Exhibit 10.5

GUIDEWIRE SOFTWARE, INC.

2011 STOCK PLAN

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SECTION 8. Terms and Conditions of Stock Appreciation Rights.		8
(a)	Exercise Price of Stock Appreciation Rights.	8
(b)	Grant and Exercise of Stock Appreciation Rights	8
(c)	Terms and Conditions of Stock Appreciation Rights	8

SECTION 9. Terms and Conditions of Restricted Stock Units.		8
(a)	Nature of Restricted Stock Units	8
(b)	Election to Receive Restricted Stock Units in Lieu of Compensation	9
(c)	Rights as a Stockholder	9
(d)	Termination	9

SECTION 10. Terms and Conditions of Cash-Based Awards.		9

SECTION 11. Terms and Conditions of Performance Share Awards.		9
(a)	Nature of Performance Share Awards	9
(b)	Rights as a Stockholder	10
(c)	Termination.	10

SECTION 12. Terms and Conditions of Performance-Based Awards to Covered Employees.		10
(a)	Performance-Based Awards	10
(b)	Grant of Performance-Based Awards	10
(c)	Payment of Performance-Based Awards	11
(d)	Maximum Award Payable	11

SECTION 13. Transferability of Awards.		11
(a)	Transferability.	11
(b)	Committee Action.	11
(c)	Designation of Beneficiary	11

SECTION 14. Tax Withholding.		12
(a)	Payment by Grantee.	12
(b)	Payment in Stock	12

SECTION 15. Section 409A Awards.		12

SECTION 16. Transfer, Leave of Absence, Etc.		12

SECTION 17. Adjustment Of Shares.		13
(a)	General.	13
(b)	Change in Control.	13
(c)	Reservation of Rights	14

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SECTION 18. Status of Plan		14

SECTION 19. No Retention Rights		14

SECTION 20. Duration and Amendments		14
(a)	Term of the Plan	14
(b)	Right to Amend or Terminate the Plan.	14
(c)	Effect of Amendment or Termination	15

SECTION 21. General Provisions.		15
(a)	No Distribution.	15
(b)	Delivery of Stock Certificates	15
(c)	Stockholder Rights.	16
(d)	Trading Policy Restrictions	16
(e)	Forfeiture of Awards under Sarbanes-Oxley Act	16

SECTION 22. Definitions		16

iii

GUIDEWIRE SOFTWARE, INC.

2011 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock. The Plan provides (i) for the direct award or sale of Shares, (ii) for the grant of Options to purchase Shares and (iii) for other Share-based or cash awards. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 22.

SECTION 2. ADMINISTRATION.

(a) Committees of the Board of Directors. The Plan shall be administered by either the Board of Directors or the compensation committee of the Board of Directors or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Outside Directors who are independent. All references in the Plan to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board of Directors, as applicable).

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be made;

(ii) to determine the time or times of grant, and the extent, if any, of ISOs, Nonstatutory Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more Grantees;

(iii) to determine the number of Shares to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 6(e), to extend at any time the period in which Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Grantees and all persons deriving their rights from a Grantee.

(c) Indemnification. Neither the Board of Directors nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board of Directors and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(d) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) adopt or modify the terms and conditions of any Award granted to individuals outside the United States to satisfy applicable foreign laws or regulations; (iv) establish subplans and modify exercise procedures and other terms and procedures, to satisfy applicable foreign laws or regulations, including qualifying for preferred tax treatment under foreign laws (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 4(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local laws or regulations. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. ELIGIBILITY.

(a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Awards. Only Employees shall be eligible for the grant of ISOs.

(b) Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible to receive an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. The maximum number of Shares reserved and available for issuance under the Plan shall be the sum of (i) 7,500,000 Shares, (ii) the number of Shares that remains available for grants under the 2006 Plan and 2010 Plan as of the Effective Date, (iii) the number of Shares underlying any grants under the 2006 and 2010 Plan that are forfeited, canceled, held back upon settlement to cover the tax withholding or otherwise terminated from and after the Effective Date, and (iv) on each January 1 (commencing with the January 1 immediately following the Effective Date), an additional number of Shares equal to 5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31, subject in all cases to adjustment as provided in Section 17. Subject to such overall limitation, (A) the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 20,000,000 shares of Stock, subject in all cases to adjustment as provided in Section 17 and (B) Shares may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Options or Stock Appreciation Rights with respect to no more than 2,500,000 Shares may be granted to any one individual Grantee during any one calendar year period. Shares offered under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

(b) Additional Shares. For purposes of the limitation set forth in Section 4(a) above, in the event that Shares previously issued under the Plan or underlying Awards granted under the Plan are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), such Shares shall be added to the number of Shares then available for issuance under the Plan.

(c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 4(a).

SECTION 5. TERMS AND CONDITIONS OF RESTRICTED STOCK AND UNRESTRICTED STOCK AWARDS.

(a) Restricted Stock Award Agreement. Each award or sale of Restricted Stock under the Plan shall be evidenced by an Award Agreement between the Grantee and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(b) Purchase Price. The Board of Directors shall determine the Purchase Price, if any, at its sole discretion. The Purchase Price, which may be zero, shall be payable in a form described in Section 7.

(c) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable Purchase Price, a Grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock becomes vested as provided in Section 5(e) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock becomes vested as provided in Section 5(e) below, and the Grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.

(d) Restrictions on Transfer of Shares. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 20 below, in writing after the Award is issued, if a Grantee’s Service with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such Grantee from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such Grantee or such Grantee’s legal representative simultaneously with such termination of Service, and thereafter shall cease to represent any ownership of the Company by the Grantee or rights of the Grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a Grantee shall surrender such certificates to the Company and the Company shall remit to the Grantee the original purchase price (if any) for such unvested Restricted Stock.

(e) Vesting of Restricted Stock Grant. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Committee either in the Award

Agreement or, subject to Section 20 below, in writing after the Award is issued, a Grantee’s rights in any Shares of Restricted Stock that have not vested shall automatically terminate upon the Grantee’s termination of Service with the Company and its Subsidiaries and such Shares shall be subject to the provisions of Section 5(d) above.

(f) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Award Agreement shall specify the number of Shares that are subject to the Option and shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c) Exercise Price. Each Award Agreement shall specify the Exercise Price. The Exercise Price of any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 7. The transfer to the Optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the Optionee). In the event an Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method (as described in Section 7(d)), the number of Shares transferred to the Optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options may be permitted through the use of such an automated system.

(d) Exercisability. Each Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Award Agreement to the Company or

(ii) otherwise agrees to be bound by the terms of the Award Agreement. The Committee shall determine the exercisability provisions of the Option Award Agreement at its sole discretion.

(e) Basic Term. The Award Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(f) Termination of Service (Except by Death). Unless otherwise provided in an Award Agreement for a particular Option, if an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (e) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation (provided such beneficiary has been designated prior to the Optionee’s death in a form acceptable to the Committee), will or in accordance with the applicable laws of descent and distribution, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g) Death of Optionee. Unless otherwise provided in an Award Agreement for a particular Option, if an Optionee dies while the Optionee is actively providing Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above; or

(ii) The date 12 months after the Optionee’s death, or such later date as the Board of Directors may determine.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation (provided such beneficiary was designated prior to the Optionee’s death in a form acceptable to the Committee), will or the applicable laws of descent and distribution, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such Shares are delivered and transferred to such Optionee following the proper exercise of the Option and payment of the Exercise Price and any taxes that the Company is obligated to withhold pursuant to the terms of such Option.

(i) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(j) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares of Stock with respect to which ISOs granted under this Plan and any other plan of the Company or its Parent and Subsidiaries become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall constitute a Nonstatutory Option.

SECTION 7. PAYMENT FOR SHARES.

(a) General Rule. The entire Purchase Price or Exercise Price of Shares or Options issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b) Services Rendered. At the discretion of the Committee, Shares of Restricted Stock or Unrestricted Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary.

(c) Net Exercise. With respect to Nonstatutory Options and to the extent that an Award Agreement so provides, all or a portion of the Exercise Price may be paid through a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price.

(d) Surrender of Stock. To the extent that an Award Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under ASC 718 or other applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the Optionee for at least six months. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e) Exercise/Sale. To the extent that an Award Agreement so provides, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company; provided that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

(f) Other Forms of Payment. To the extent that an Award Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Committee independently of any Option granted pursuant to Section 6 of the Plan.

(c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 9. TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a) Nature of Restricted Stock Units. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing Service, achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. The grant of Restricted Stock Unit(s) is contingent on the Grantee executing an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and Grantees. Unless the Award Agreement provides otherwise, on or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Committee may, in its sole discretion, permit a Grantee to elect to receive a portion of future cash compensation otherwise due to such Grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Section 409A and such other rules and procedures established by the Committee. Any such future cash compensation that the Grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the Grantee if such payment had not been deferred as provided herein. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate. Unless specifically approved by the Committee, this provision shall not be applied outside the U.S. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c) Rights as a Stockholder. A Grantee shall have the rights as a stockholder only as to shares of Stock acquired by the Grantee upon settlement of Restricted Stock Units.

(d) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 20 below, in writing after the Award is issued, all Restricted Stock Units that have not vested shall automatically terminate upon the Grantee’s termination of Service for any reason.

SECTION 10.	TERMS AND CONDITIONS OF CASH-BASED AWARDS.

The Committee may, in its sole discretion, grant Cash-Based Awards to any Grantee in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Committee determines.

SECTION 11.	TERMS AND CONDITIONS OF PERFORMANCE SHARE AWARDS.

(a) Nature of Performance Share Awards. The Committee may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Committee shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Committee shall determine.

(b) Rights as a Stockholder. A Grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Award Agreement (or in a performance plan adopted by the Committee).

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 20 below, in writing after the Award is issued, a Grantee’s rights in all Performance Share Awards shall automatically terminate upon the Grantee’s termination of active Service with the Company or its Subsidiaries for any reason.

SECTION 12.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES.

(a) Performance-Based Awards. Any Employee or other key person providing services to the Company and who is selected by the Committee may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Committee may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance

Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 2,500,000 shares of Stock (subject to adjustment as provided in Section 17 hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.	TRANSFERABILITY OF AWARDS.

(a) Transferability. Except as provided in Section 13(b) below, during a Grantee’s lifetime, his or her Awards shall be exercisable only by, and issuable only to, the Grantee, or by or to the Grantee’s legal representative or guardian in the event of the Grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order all subject to the satisfaction of the Committee. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Committee Action. Notwithstanding Section 13(a), the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the Grantee (who is an employee or director) may transfer his or her Nonstatutory Options to his or her immediate Family Members, to trusts for the benefit of such Family Members, or to partnerships in which such Family Members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Grantee for value.

(c) Designation of Beneficiary. The Committee, in its discretion, may permit a Grantee to whom an Award has been made under the Plan to designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.

SECTION 14.	TAX WITHHOLDING.

(a) Payment by Grantee. Each Grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the Grantee for U.S. federal income tax purposes or otherwise become subject to federal, state, local or foreign withholding taxes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any U.S. federal, state, local or foreign taxes of any kind required by law to be withheld by the Company with respect to such Award. Each Grantee shall also make such arrangements as the Committee may require for the satisfaction of any U.S. federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired pursuant to an Award. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

(b) Payment in Stock. Subject to approval by the Committee, a Grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 15.	SECTION 409A AWARDS.

Each Section 409A Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Grantee’s separation from service, or (ii) the Grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 16.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of Service:

(a) a transfer of Service to the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 17.	ADJUSTMENT OF SHARES.

(a) General. Subject to Section 17(b), if, as a result of the subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, reorganization, recapitalization or other similar change in the Company’s capital stock, the number of issued and outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), equitable or proportionate adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4 (including the maximum number of shares that may be issued in the form of ISOs), (ii) the number and kind of shares or other securities covered by each outstanding Award, (iii) the number of Options or Stock Appreciation Rights that can be granted to any one individual Grantee and the maximum number of Shares that may be granted under a Performance-Based Award, (iv) the Exercise Price under each outstanding Option and Stock Appreciation Right, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Options and Stock Appreciation Rights) as to which such Options and Stock Appreciation Rights remain exercisable and (v) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award. In the event of a declaration of an extraordinary dividend payable in a form other than Shares, the Committee shall also make equitable or proportionate adjustment in the number of Shares subject to outstanding Awards and the Exercise Price and terms of outstanding Awards.

(b) Change in Control. Except as the Committee may otherwise specify with respect to particular Awards in the relevant Award Agreement, in the case of and subject to the consummation of a Change in Control, the parties to such transaction shall provide for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent that the successor entity does not assume, continue or substitute for outstanding Awards, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Change in Control shall become fully vested and exercisable as of the effective time of the Change in Control, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change in Control, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Change in Control in the Committee’s discretion; and, upon the effective time of such Change in Control, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the Grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each Grantee shall be permitted, within a specified period of time prior to the consummation of the Change in Control as determined by the Committee, to exercise all outstanding Options and Stock Appreciation Rights held by such Grantee.

(c) Reservation of Rights. Except as provided in this Section 17, a Grantee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price (if applicable) of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 18.	STATUS OF PLAN.

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19.	NO RETENTION RIGHTS.

Nothing in the Plan or in any Award granted under the Plan shall confer upon the Grantee any right to continue in Service or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 20.	DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of the Company’s Initial Public Offering, subject to stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. The Plan shall terminate automatically 10 years after the later of (i) the Effective Date of the Plan or (ii) the date the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders to the extent required under the rules of any securities exchange on which the Stock is listed, to the extent determined by the Committee to be required by the Code to ensure that ISOs granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code. Nothing in this Section 20 shall limit the Committee’s authority to take any action permitted pursuant to Section 17(a) or 17(b).

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise or settlement of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not adversely affect any Share previously issued or any Awards previously granted under the Plan.

SECTION 21. GENERAL PROVISIONS.

(a) No Distribution. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates. Stock certificates to Grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Grantee, at the Grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the Grantee, at the Grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel (to the extent the Committee deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Committee may require that an individual make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 21(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of an Option or any other action by the Grantee with respect to an Award.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(e) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 22.	DEFINITIONS.

(a) “2006 Plan” shall mean the Guidewire Software, Inc. 2006 Stock Plan, as amended from time to time.

(b) “2010 Plan” shall mean the Guidewire Software, Inc. 2010 Restricted Stock Unit Plan.

(c) “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include ISOs, Nonstatutory Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards.

(d) “Award Agreement” shall mean a written or electronic agreement, certificate or other document setting forth the terms and provisions applicable to an Award granted under the Plan, which may be signed physically, electronically or by any other means determined by the Committee. Each Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(f) “Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

(g) “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

i.

a merger, reorganization or consolidation in which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own securities possessing more than fifty percent (50%) of the total combined voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or

ii.	the sale, transfer or other disposition of all or substantially all of the Company’s assets on a consolidated basis to an unrelated person or entity, or

iii.	the sale of all of the Stock of the Company to an unrelated person or entity, or

iv.

any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own securities possessing more than fifty percent (50%) of the total combined voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

In no event shall any public offering of the Company’s securities be deemed to constitute a Change in Control.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i) “Committee” shall mean the Board of Directors or the committee as described in Section 2(a).

(j) “Company” shall mean Guidewire Software, Inc., a Delaware corporation.

(k) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(l) “Covered Employee” shall mean an Employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

(m) “Disability” shall mean “disability” as defined in Section 422(c) of the Code.

(n) “Effective Date” shall mean the date of the Company’s Initial Public Offering.

(o) “Employee” shall mean any individual who is employed by the Company, a Parent or a Subsidiary.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(q) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Award Agreement.

(r) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors; provided, however, that if the Stock is admitted to trade on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price of a Share on such date. If there is no trading activity for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering. Such determination shall be conclusive and binding on all persons.

(s) “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Grantee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) or the Grantee have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Grantee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Grantee own more than 50% of the voting interests.

(t) “Grantee” shall mean any recipient of an Award under the Plan, including, without limitation, an Optionee.

(u) “Initial Public Offering” shall mean the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

(v) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(w) “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(x) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(y) “Optionee” shall mean a person who holds an Option.

(z) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(aa) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(bb) “Performance-Based Award” shall mean any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

(cc) “Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares, number of customers, number of new customers or customer references, operating income and net annual recurring revenue, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

(dd) “Performance Cycle” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a Grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.

(ee) “Performance Goals” shall mean, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle based upon the Performance Criteria.

(ff) “Performance Share Award” shall mean an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

(gg) “Plan” shall mean this Guidewire Software, Inc. 2011 Stock Plan.

(hh) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(ii) “Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant.

(jj) “Restricted Stock Units” shall mean an Award of phantom stock units to a Grantee, which may be settled in Stock or cash or a combination thereof, as determined by the Committee.

(kk) “Sale Price” means the value as determined by the Committee of the consideration payable, or otherwise to be received by stockholders, per Share pursuant to a Change in Control.

(ll) “Section 409A” shall mean Section 409A of the Code and the regulations and other guidance promulgated thereunder.

(mm) “Section 409A Award” shall mean any Award determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A.

(nn) “Service” shall mean service as an Employee, Outside Director or Consultant.

(oo) “Share” shall mean one share of Stock, as adjusted in accordance with Section 17 (if applicable).

(pp) “Stock” shall mean the Common Stock of the Company.

(qq) “Stock Appreciation Right” shall mean an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(rr) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(ss) “Unrestricted Stock Award” shall mean an Award of Shares of Stock free of any restrictions.

GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

Pursuant to the Guidewire Software, Inc. 2011 Stock Plan (the “Plan”), this Notice of Stock Option Grant (the “Notice”) and the terms and conditions set forth in the Stock Option Agreement (the “Agreement”), Guidewire Software, Inc. (the “Company”) has granted a stock option (the “Option”) to purchase the number of Shares of the Company listed below to the Optionee named below:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Vested and Exercisable:

Except as otherwise provided in the Agreement, [this Option may be exercised with respect to the first «Percent»% of the Shares subject to this Option when the Optionee completes «CliffPeriod» months of continuous Service after the Vesting Commencement Date set forth below. This Option may be exercised with respect to an additional «Fraction»% of the Shares subject to this Option when the Optionee completes each month of continuous Service thereafter.][1]

Vesting Commencement Date:	«VestComDate»

Expiration Date:

«ExpDate». The day immediately prior to the Expiration Date is the last date on which this Option may be exercised, unless this Option expires earlier than the Expiration Date because the Optionee’s Service terminates earlier, as provided in Section 6 of the Agreement.

By signing below, the Optionee and the Company agree that this Option is granted under, and governed by the terms and conditions of, the Plan, the Agreement and this Notice. Section 11 of the Agreement includes important acknowledgements of the Optionee, which are accepted and confirmed by the Optionee’s signature below.

[1]

For a refresh grant, insert the following language in lieu of the bracketed language: “This Option may be exercised with respect to «Fraction»% of the Shares subject to this Option when the Optionee completes each month of continuous Service following the Vesting Commencement Date.”

OPTIONEE:	GUIDEWIRE SOFTWARE, INC.

By:

Title:

GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice and this Agreement, the Company grants to the Optionee on the Date of Grant the Option to purchase at the Exercise Price the number of Shares set forth in the Notice. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This Option is intended to be an ISO or a NSO, as provided in the Notice.

(b) Status of the Option. Even if this Option is designated as an ISO in the Notice, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code. Even if this Option is designated as an ISO in the Notice, the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Option does not so qualify as an ISO, such portion shall be deemed to be an NSO. If the Optionee intends to dispose or does dipose (whether by sale, gift, transfer or otherwise) of any Shares within the one-year period beginning on the date after the transfer of such Shares to him or her, or within the two-year period beginning on the day after the grant of this Option, he or she will so notify the Company within 30 days after such disposition.

(c) Stock Plan and Defined Terms. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into the Notice and this Agreement by this reference. Capitalized terms not specifically defined in this Agreement or the Notice shall have the meaning assigned to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this Option may be exercised prior to its expiration at the time or times set forth in the Notice. In addition, this Option shall become vested and exercisable in the circumstances described in Section 17(b) of the Plan.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this Option by giving written notice to the Company. The notice shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment. The person exercising this Option shall sign the notice. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this Option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Exercise Price for such Options to be exercised.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates (or appropriate book entries) evidencing the Shares for which this Option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this Option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship (to the extent permitted under applicable law) or (iii) with the Company’s consent, in the name of a revocable trust (to the extent permitted under applicable law). The Company shall cause such certificates (or evidence of book entry) to be delivered to or upon the order of the person exercising this Option. Notwithstanding the foregoing, the transfer to the Optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to this Option will be contingent upon receipt from the Optionee (or a purchaser acting in his or her stead in accordance with the provisions of this Option) by the Company of the Purchase Price for such Shares and the fulfillment of any other requirements contained in applicable provisions of laws (including the satisfaction of any Tax-Related Items that the Company is obligated to withhold with respect to the Optionee).

(c) Withholding Taxes.

(i) Regardless of any action that the Company, the Optionee’s actual employer or any Parent, Subsidiary or affiliate to which the Optionee provides Service if the Optionee is a Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to him or her (the “Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (A) make no representations or undertakings

2

regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, without limitation, the grant, vesting, or exercise of this Option, the issuance of Shares upon exercise of this Option, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends or dividend equivalents; and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or to achieve any particular tax result. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Optionee has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(ii) Prior to any relevant taxable or tax withholding event, as applicable, the Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(A) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; or

(B) withholding from the proceeds of the sale of Shares acquired upon exercise, either through a voluntary sale or through a mandatory sale arranged by the Company (on behalf of the Optionee pursuant to this authorization).

(iii) The Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan, which amount cannot be satisfied by the means previously described. The Company may refuse to issue or deliver Shares or the proceeds of the sale of Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price and any withholding taxes may be paid by surrendering, or attesting to the ownership of, Shares that have been purchased by the Optionee on the open

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market or that are beneficially owned by the Optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under ASC 718 or other applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the Optionee for at least six months. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this Option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and any Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company, provided that the Optionee and the broker comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. However, payment pursuant to this Subsection (c) shall be permitted only if such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This Option shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant (five years after the Date of Grant if this Option is designated as an ISO in the Notice and Section 3(b) of the Plan applies) (the “Expiration Date”).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates (as described further in Section 11(a)(xiv) of this Agreement) for any reason other than death, then this Option shall expire on the earliest of the following occasions:

(i) The Expiration Date set forth in the Notice;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability or Misconduct;

(iii) The date of the termination of the Optionee’s Service for Misconduct; or

(iv) The date six months after the termination of the Optionee’s Service by reason of Disability.

Subject to the conditions set forth in the Notice, the Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence, but only to the extent that this Option had become vested and exercisable on or before the date that the Optionee’s Service terminated and that such exercise is permitted under applicable law. When the Optionee’s Service terminates (as described further in Section 11(a)(xiv) of this Agreement), this Option shall expire immediately with respect to the number of Shares for which this Option is not yet vested and exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this Option directly from the Optionee by beneficiary designation (to the extent

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permitted by the Committee), bequest or inheritance, but only to the extent that this Option had become vested and exercisable on or before the date that the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this Option shall expire on the earlier of the following dates:

(i) The Expiration Date set forth in the Notice; or

(ii) The date 12 months after the Optionee’s death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this Option directly from the Optionee by beneficiary designation (to the extent permitted by the Committee), bequest or inheritance, but only to the extent that this Option had become vested and exercisable on or before the Optionee’s death. When the Optionee dies, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then, to the extent permitted under applicable law, the Company may adjust the vesting schedule set forth in the Notice in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust the vesting schedule set forth in the Notice in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this Option is designated as an ISO in the Notice, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or Disability;

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of death or Disability; or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

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SECTION 7. LEGALITY OF INITIAL ISSUANCE.

In addition to certain restrictions set forth in Section 9 below, no Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of U.S. federal or state or foreign law has been satisfied.

SECTION 8. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 17(a) of the Plan, the terms of this Option (including, without limitation, the number and kind of Shares subject to this Option and the Exercise Price) shall be adjusted as set forth in Section 17(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this Option shall be subject to the agreement of merger or consolidation, as provided in Section 17(b) of the Plan.

SECTION 9. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state, country or any other applicable law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of

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Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

SECTION 10. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this Option until such Shares are delivered and transferred to the Optionee or the Optionee’s representative following the proper exercise of the Option and payment of the Purchase Price and any Tax-Related Items that the Company is obligated to withhold.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company) with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(c) Entire Agreement. The Notice, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law; Choice of Venue. This Option and the provisions of this Agreement shall be governed by and constructed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option or this Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of San Mateo, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of the Option is made and/or to be performed.

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(e) Authorization to Disclose. The Optionee hereby authorizes and directs the Employer to disclose to the Company or any Parent or Subsidiary such information regarding the Optionee’s Service, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan as the Employer deems necessary or appropriate to facilitate the administration of the Plan.

(f) Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(g) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Option and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 11. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Nature of Grant. In accepting this Option the Optionee acknowledges, understands, and agrees that:

(i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time;

(ii) the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future option grants, or benefits in lieu of option grants, even if such grants have been made repeatedly in the past;

(iii) all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

(iv) the Optionee’s participation in the Plan shall not create a right to perform future Services for the Employer and shall not interfere with the Employer’s ability to terminate the Optionee’s Service at any time;

(v) the Optionee’s participation in the Plan is voluntary;

(vi) this Option and the Shares subject to this Option are extraordinary items that do not constitute compensation of any kind for Services of any kind rendered to the Company or the Employer, and which are outside the scope of the Optionee’s employment or other contract for Services, if any;

(vii) this Option and the Shares subject to this Option are not intended to replace any pension rights or compensation;

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(viii) this Option and the Shares subject to this Option are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past Services to the Company, the Employer, or any Parent, Subsidiary or affiliate;

(ix) this Option grant and the Optionee’s participation in the Plan shall not be interpreted to form an employment contract or Service relationship with the Company or any Parent, Subsidiary or affiliate;

(x) the future value of the Shares subject to this Option is unknown and cannot be predicted with certainty;

(xi) if the Shares subject to this Option do not increase in value, this Option will have no value;

(xii) if the Optionee exercises this Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price per Share;

(xiii) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Option resulting from termination of the Optionee’s Service by the Company or the Employer (for any reason whatsoever and regardless of whether in breach of applicable labor laws or whether later found to be invalid); and, in consideration of the grant of this Option, to which the Optionee is not otherwise entitled, the Optionee irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(xiv) in the event of termination of the Optionee’s Service (regardless of whether in breach of applicable labor laws or whether later found to be invalid), the Optionee’s right to continue to vest in this Option, if any, will terminate effective as of the date of termination of the Optionee’s active Service and will not be extended by any notice period mandated under applicable law; further, in the event of termination of the Optionee’s Service (regardless of whether in breach of applicable labor laws or whether later found to be invalid), the Optionee’s right to exercise this Option, if any, will be measured as of the date of termination of the Optionee’s active Service and will not be extended by any notice period mandated under applicable law; the Committee shall have the exclusive discretion to determine when the Optionee’s active Service is

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terminated for purposes of this Option (including whether the Optionee may still be considered actively employed while on a leave of absence); and

(xv) the Optionee has received and read a copy of the Plan.

(b) No Advice Regarding Option. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or his or her acquisition or sale of the Shares subject to this Option. The Optionee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this Agreement, and when thereafter exercising the Option, or selling the Shares acquired upon exercise of this Option, or more generally when making any decision in relation with this Option, this Agreement or otherwise under the Plan. The Company does not represent or guaranty that the Optionee may benefit from specific provisions under said regulations and the Optionee shall on his or her own efforts receive proper information in this respect. The Optionee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(c) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s liability for Tax-Related Items. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Option. In particular, the Optionee acknowledges that this Option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.

(d) Electronic Delivery of Documents. The Optionee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

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GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

GLOBAL NOTICE OF STOCK OPTION GRANT

Pursuant to the Guidewire Software, Inc. 2011 Stock Plan (the “Plan”), this Global Notice of Stock Option Grant (the “Notice”) and the terms and conditions set forth in the Global Stock Option Agreement (including the Appendix, the “Agreement”), Guidewire Software, Inc. (the “Company”) has granted a stock option (the “Option”) to purchase the number of Shares of the Company listed below to the Optionee named below:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Vested and Exercisable:

Except as otherwise provided in the Agreement, [this Option may be exercised with respect to the first «Percent»% of the Shares subject to this Option when the Optionee completes «CliffPeriod» months of continuous Service after the Vesting Commencement Date set forth below. This Option may be exercised with respect to an additional «Fraction»% of the Shares subject to this Option when the Optionee completes each month of continuous Service thereafter.][1]

Vesting Commencement Date:	«VestComDate»

Expiration Date:

«ExpDate». The day immediately prior to the Expiration Date is the last date on which this Option may be exercised, unless this Option expires earlier than the Expiration Date because the Optionee’s Service terminates earlier, as provided in Section 6 of the Agreement.

By signing below, the Optionee and the Company agree that this Option is granted under, and governed by the terms and conditions of, the Plan, the Agreement and this Notice. Section 11 of the Agreement includes important acknowledgements of the Optionee, which are accepted and confirmed by the Optionee’s signature below.

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For a refresh grant, insert the following language in lieu of the bracketed language: “This Option may be exercised with respect to «Fraction»% of the Shares subject to this Option when the Optionee completes each month of continuous Service following the Vesting Commencement Date.”

OPTIONEE:	GUIDEWIRE SOFTWARE, INC.

By:

Title:

GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

GLOBAL STOCK OPTION AGREEMENT

SECTION 1.	GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice and this Agreement, the Company grants to the Optionee on the Date of Grant the Option to purchase at the Exercise Price the number of Shares set forth in the Notice. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant. This Option is intended to be a NSO, as provided in the Notice.

(b) Stock Plan and Defined Terms. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into the Notice and this Agreement by this reference. Capitalized terms not specifically defined in this Agreement or the Notice shall have the meaning assigned to such terms in the Plan.

SECTION 2.	RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this Option may be exercised prior to its expiration at the time or times set forth in the Notice. In addition, this Option shall become vested and exercisable in the circumstances described in Section 17(b) of the Plan.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3.	NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.	EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee may exercise this Option by giving written notice to the Company. The notice shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment. The Optionee shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 or as otherwise provided in the Appendix for the full amount of the Exercise Price for such Options to be exercised.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates (or appropriate book entries) evidencing the Shares for which this Option has been exercised. The Company shall cause such certificates (or evidence of book entry) to be delivered to or upon the order of the person exercising this Option. Notwithstanding the foregoing, the transfer to the Optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to this Option will be contingent upon receipt from the Optionee (or a purchaser acting in his or her stead in accordance with the provisions of this Option) by the Company of the Purchase Price for such Shares and the fulfillment of any other requirements contained in applicable provisions of laws (including the satisfaction of any Tax-Related Items that the Company is obligated to withhold with respect to the Optionee).

(c) Withholding Taxes.

(i) Regardless of any action that the Company, the Optionee’s actual employer or any Parent, Subsidiary or affiliate to which the Optionee provides Service if the Optionee is a Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to him or her (the “Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (A) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, without limitation, the grant, vesting, or exercise of this Option, the issuance of Shares upon exercise of this Option, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends or dividend equivalents; and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or to achieve any particular tax result. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Optionee has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(ii) Prior to any relevant taxable or tax withholding event, as applicable, the Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(A) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; or

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(B) withholding from the proceeds of the sale of Shares acquired upon exercise, either through a voluntary sale or through a mandatory sale arranged by the Company (on behalf of the Optionee pursuant to this authorization).

(iii) The Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan, which amount cannot be satisfied by the means previously described. The Company may refuse to issue or deliver Shares or the proceeds of the sale of Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 5.	PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Exercise/Sale. All or part of the Purchase Price and any Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company, provided that the Optionee and the broker comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. However, payment pursuant to this Subsection (c) shall be permitted only if such payment does not violate applicable law.

SECTION 6.	TERM AND EXPIRATION.

(a) Basic Term. This Option shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant (the “Expiration Date”).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates (as described further in Section 11(a)(xiv) of this Agreement) for any reason other than death, then this Option shall expire on the earliest of the following occasions:

(i) The Expiration Date set forth in the Notice;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability or Misconduct;

(iii) The date of the termination of the Optionee’s Service for Misconduct; or

(iv) The date six months after the termination of the Optionee’s Service by reason of Disability.

Subject to the conditions set forth in the Notice and any applicable conditions in the Appendix, the Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence, but only to the extent that this Option had become vested and exercisable on

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or before the date that the Optionee’s Service terminated and that such exercise is permitted under applicable law. When the Optionee’s Service terminates (as described further in Section 11(a)(xiv) of this Agreement), this Option shall expire immediately with respect to the number of Shares for which this Option is not yet vested and exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the Optionee’s heirs or any person who has acquired this Option directly from the Optionee by beneficiary designation (to the extent permitted by the Committee), but only to the extent that this Option had become vested and exercisable on or before the date that the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this Option shall expire on the earlier of the following dates:

(i) The Expiration Date set forth in the Notice; or

(ii) The date 12 months after the Optionee’s death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the Optionee’s heirs or by any person who has acquired this Option directly from the Optionee by beneficiary designation (to the extent permitted by the Committee), but only to the extent that this Option had become vested and exercisable on or before the Optionee’s death. When the Optionee dies, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then, to the extent permitted under applicable law, the Company may adjust the vesting schedule set forth in the Notice in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust the vesting schedule set forth in the Notice in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

SECTION 7.	LEGALITY OF INITIAL ISSUANCE.

In addition to certain restrictions set forth in Section 9 below, no Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act, applicable local securities laws or to perfect an exemption from the registration requirements thereof;

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(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of U.S. federal or state or foreign law has been satisfied.

SECTION 8.	ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 17(a) of the Plan, the terms of this Option (including, without limitation, the number and kind of Shares subject to this Option and the Exercise Price) shall be adjusted as set forth in Section 17(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this Option shall be subject to the agreement of merger or consolidation, as provided in Section 17(b) of the Plan.

SECTION 9.	RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state, country or any other applicable law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the

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Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

SECTION 10.	MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this Option until such Shares are delivered and transferred to the Optionee or the Optionee’s representative following the proper exercise of the Option and payment of the Purchase Price and any Tax-Related Items that the Company is obligated to withhold.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or equivalent service in the local jurisdiction, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company) with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(c) Entire Agreement. The Notice, this Agreement, including the Appendix, and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law; Choice of Venue. This Option and the provisions of this Agreement shall be governed by and constructed in accordance with the General Corporation Law of the State of Delaware, U.S.A., as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California, U.S.A. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option or this Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of San Mateo, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of the Option is made and/or to be performed

(e) Authorization to Disclose. The Optionee hereby authorizes and directs the Employer to disclose to the Company or any Parent or Subsidiary such information regarding the Optionee’s Service, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan as the Employer deems necessary or appropriate to facilitate the administration of the Plan.

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(f) Personal Data Authorization.

(i) The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and/or any Parent, Subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

(ii) The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Options or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).

(iii) The Optionee understands that Data will be transferred to any stock plan service provider or broker as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, any stock plan service provider or broker selected by the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Optionee understands that, at any time, he or she may view Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Optionee understands, however, that refusing or withdrawing consent may affect his or her ability to participate in the Plan. For more information on the consequences of refusing to consent or withdrawing consent, the Optionee understands that he or she may contact his or her local human resources representative.

(g) Language. If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

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(h) Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(i) Appendix. Notwithstanding any provisions in this Agreement, this Option shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for the Optionee’s country. Moreover, if the Optionee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Optionee, to the extent that the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

(j) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Option and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 11. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Nature of Grant. In accepting this Option, the Optionee acknowledges, understands, and agrees that:

(i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time;

(ii) the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future option grants, or benefits in lieu of option grants, even if such grants have been made repeatedly in the past;

(iii) all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

(iv) the Optionee’s participation in the Plan shall not create a right to perform future Services for the Employer and shall not interfere with the Employer’s ability to terminate the Optionee’s Service at any time;

(v) the Optionee’s participation in the Plan is voluntary;

(vi) this Option and the Shares subject to this Option are extraordinary items that do not constitute compensation of any kind for Services of any kind rendered to the Company or the Employer, and which are outside the scope of the Optionee’s employment or other contract for Services, if any;

(vii) this Option and the Shares subject to this Option are not intended to replace any pension rights or compensation;

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(viii) this Option and the Shares subject to this Option are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past Services to the Company, the Employer, or any Parent, Subsidiary or affiliate;

(ix) this Option grant and the Optionee’s participation in the Plan shall not be interpreted to form an employment contract or Service relationship with the Company or any Parent, Subsidiary or affiliate;

(x) the future value of the Shares subject to this Option is unknown and cannot be predicted with certainty;

(xi) if the Shares subject to this Option do not increase in value, this Option will have no value;

(xii) if the Optionee exercises this Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price per Share;

(xiii) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Option resulting from termination of the Optionee’s Service by the Company or the Employer (for any reason whatsoever and regardless of whether in breach of applicable labor laws or whether later found to be invalid); and, in consideration of the grant of this Option, to which the Optionee is not otherwise entitled, the Optionee irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(xiv) in the event of termination of the Optionee’s Service (regardless of whether in breach of applicable labor laws or whether later found to be invalid), the Optionee’s right to continue to vest in this Option, if any, will terminate effective as of the date of termination of the Optionee’s active Service and will not be extended by any notice period mandated under applicable law (e.g., Service would not include a period of “garden leave” or similar period pursuant to applicable law); further, in the event of termination of the Optionee’s Service (regardless of whether in breach of applicable labor laws or whether later found to be invalid), the Optionee’s right to exercise this Option, if any, will be measured as of the date of termination of the Optionee’s active Service and will not be extended by any notice period mandated under applicable law; the Committee shall have the exclusive discretion to determine when the Optionee’s active Service is

9

terminated for purposes of this Option (including whether the Optionee may still be considered actively employed while on a leave of absence); and

(xv) the Optionee has received and read a copy of the Plan.

(b) No Advice Regarding Option. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or his or her acquisition or sale of the Shares subject to this Option. The Optionee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this Agreement, and when thereafter exercising the Option, or selling the Shares acquired upon exercise of this Option or more generally when making any decision in relation with this Option, this Agreement or otherwise under the Plan. The Company does not represent or guaranty that the Optionee may benefit from specific provisions under said regulations and the Optionee shall on his or her own efforts receive proper information in this respect. The Optionee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(c) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s liability for Tax-Related Items. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Option. In particular, the Optionee acknowledges that this Option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.

(d) Electronic Delivery of Documents. The Optionee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email.

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APPENDIX TO

GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN:

GLOBAL STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

This Appendix, which is part of the Agreement, includes additional terms and conditions that govern this Option and that will apply to the Optionee if he or she is in one of the countries listed below. The Company, in its discretion, will determine to what extent terms and conditions contained herein shall be applicable to the Optionee.

NOTIFICATIONS

This Appendix also includes information regarding securities, exchange control and certain other issues of which the Optionee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because such information may be outdated when he or she exercises this Option and/or sells any Shares acquired at exercise.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. The Optionee therefore is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her particular situation.

Finally, if the Optionee is a citizen or resident of a country other than that in which Optionee currently is working, if he or she transfers employment to a different country after the grant of this Option, or is considered resident of another country for local law purposes, then the notifications contained herein may not apply to him or her.

* * * * *

Unless otherwise defined herein, capitalized terms set forth in this Appendix shall have the meanings ascribed to them in the Notice and/or the Agreement.

BRAZIL

There are no country-specific provisions.

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CANADA

TERMS AND CONDITIONS

Payment for Stock. The following provision supplements Section 5 of the Agreement:

For avoidance of doubt, the Optionee is prohibited from surrendering Shares that he or she already owns to pay the Exercise Price or any Tax-Related Items in connection with the exercise of the Option. The Company reserves the right to permit this method of payment depending upon the development of local law.

Termination of Service. The following provision supplements Section 11(a)(xiv) of the Agreement:

The Optionee’s active Service shall be considered terminated as of the earlier of (a) the date that the Optionee receives notice of termination of Service from the Company or the Employer; or (b) the date that the Optionee is no longer actively providing Service to the Company or the Employer, regardless of any notice period or period of pay in lieu of such notice required under applicable law; the Committee shall have the exclusive discretion to determine when the Optionee’s active Service is terminated for purposes of this Option (including whether the Optionee may still be considered actively employed while on a leave of absence).

The following provisions apply to this Option if the Optionee is a resident of Quebec:

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given, or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Personal Data Authorization. The following provision supplements Section 10(f) of the Agreement:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel (professional or not) involved in the administration and operation of the Plan. The Optionee further authorizes the Company and the Employer to disclose and discuss with their advisors the Optionee’s participation in the Plan. The Optionee also authorizes the Company and the Employer to record such information and to keep it in his or her employment file.

FINLAND

There are no country-specific provisions.

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FRANCE

TERMS AND CONDITIONS

Options Not Tax Qualified. The Optionee understands that the Options are not intended to qualify for favorable tax and social security treatment in France.

Language Consent. By signing and returning or by otherwise accepting the Agreement, the Optionee confirms having read and understood the documents relating to this Option (i.e., the Plan and the Agreement), which were provided in the English language. The Optionee accordingly accepts the terms of those documents.

Consentement à La Langue. En signant et renvoyant cette ‘Accord, ou par acceptant autrement l’Accord, le Titulaire de l’Option confirme ainsi avoir lu et compris les documents relatifs à l’option de souscription, (c’est-à-dire, Le Plan et cette Accord) qui ont été fournis en langue anglaise. Le Titulaire de l’Option en accepte les termes de ces documents en connaissance de cause.

GERMANY

There are no country-specific provisions.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares. If any portion of this Option vests within six (6) months of the Date of Grant, the Optionee hereby agrees that he or she will not exercise this Option and sell any Shares thus acquired prior to the six-month anniversary of the Date of Grant.

NOTIFICATIONS

SECURITIES WARNING. This Option and any Shares issued upon exercise do not constitute a public offering of securities under Hong Kong law and are available only to Employees, Consultants, and Outside Directors. The Agreement, including this Appendix, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. This Option is intended only for the personal use of an eligible Employee, Consultant, or Outside Director and may not be distributed to any other person. If the Optionee is in doubt as to any of the contents of the Agreement, including this Appendix, or the Plan, the Optionee should obtain independent professional advice.

JAPAN

There are no country-specific provisions.

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NEW ZEALAND

NOTIFICATIONS

Securities Law Information. The Optionee is hereby notified that the following information is available for review on the following intranet site: [            ]

(a) the Agreement which sets forth the terms and conditions of the Option grant;

(b) a copy of the Company’s most recent annual report (i.e., Form 10-K) and most recent financial reports; and

(c) a copy of the Plan and a description of the Plan (the “Description”) (i.e., the Company’s Form S-8 Plan Prospectus under the U.S. Securities Act of 1933, as amended), and the Company will provide any attachments or documents incorporated by reference into the Description upon written request. The documents incorporated by reference into the Description are updated periodically. Should the Optionee request copies of the documents incorporated by reference into the Description, the Company will provide the Optionee with the most recent documents incorporated by reference.

A copy of the above documents will be sent to the Optionee free of charge upon written request to the Company at 2211 Bridgepointe Parkway, Suite 200, San Mateo, California 94404, U.S.A.

The Optionee should read the materials provided carefully before making a decision whether to participate in the Plan. When reading these materials, the Optionee should note that all references to the Exercise Price are listed in U.S. dollars. In addition, the Optionee should consult a tax advisor for specific information concerning his or her personal tax situation with regard to Plan participation. Tax laws vary from country to country, and by individual circumstances.

RUSSIA

TERMS AND CONDITIONS

U.S. Transaction. The Optionee understands that this Option shall be valid and the Agreement shall be concluded and become effective only when the executed Agreement is received by the Company in the United States. Upon exercise of this Option, any Shares to be issued shall be delivered through a bank or brokerage account in the United States only. The Optionee is not permitted to sell the Shares directly to a Russian legal entity or to Russian individuals.

NOTIFICATION

Securities Law Notification. The Agreement, including this Appendix, the Plan, and all other materials that the Optionee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Unless otherwise required under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the

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securities described in any Plan-related documents may not be used for offering or public circulation in Russia.

Depending on the development of local regulatory requirements, the Company reserves the right to restrict the Optionee’s ability to exercise this Option to the Exercise/Sale method provided for in Section 5 of the Agreement. In such circumstance, the Company would require that all Shares issued upon exercise would be sold immediately, and the Optionee would receive the cash proceeds of sale, less the aggregate Exercise Price, any applicable Tax-Related Items, and any applicable brokerage fees or commissions. If the Company, in its sole discretion, requires an Exercise/Sale, the Optionee will not be permitted to hold any Shares after exercise.

SPAIN

TERMS AND CONDITIONS

Labor Law Acknowledgment. The following provision supplements Section 11(a) of the Agreement:

By accepting this Option, the Optionee consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan.

The Optionee understands that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant stock Options under the Plan to individuals who may be Employees, Consultants, or Outside Directors throughout the world. The decision is a limited decision, which is entered into upon the express assumption and condition that this Option will not bind the Company or any Parent or Subsidiary, economically or otherwise, on an ongoing basis, other than as expressly set forth in the Agreement, including this Appendix. Consequently, the Optionee understands that this Option is granted on the assumption and condition that it shall not become a part of any employment contract (either with the Company or any Parent or Subsidiary) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation), or any other right whatsoever. Furthermore, the Optionee understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from the gratuitous and discretionary grant of this Option since the future value of this Option and the underlying Shares is unknown and unpredictable. In addition, the Optionee understands that this Option would not be granted but for the assumptions and conditions referred to above; thus, the Optionee understands, acknowledges, and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of this Option or right to this Option shall be null and void.

Further, the vesting of the Option is expressly conditioned on the Optionee’s status as an active Service provider, such that if the Optionee’s status as a Service provider terminates for any reason whatsoever, the Optionee’s Option may cease vesting immediately, in whole or in part, effective the date of the Optionee’s termination of employment (unless otherwise specifically provided in the Plan or Agreement). This will be the case, for example, even if (1) the Optionee is considered to be unfairly dismissed without good cause; (2) the Optionee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) the Optionee terminates

15

service due to a change of work location, duties or any other employment or contractual condition; (4) the Optionee terminates service due to the Company’s or any of its Parent’s, Subsidiaries’ or affiliates’ unilateral breach of contract; or (5) the Optionee’s status as a Service provider terminates for any other reason whatsoever. Consequently, upon termination of the Optionee’s status as a Service provider for any of the above reasons, the Optionee may automatically lose any rights to the Option granted to the Optionee that were unvested on the date of termination of the Optionee’s status as a Service provider, as described in the Plan or Agreement.

UNITED KINGDOM

TERMS AND CONDITIONS

Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of participation in the Plan and the exercise of this Option, the Optionee agrees to accept any liability for secondary Class 1 National Insurance contributions that may be payable by the Company, the Employer, a Parent or a Subsidiary in connection with this Option and any event giving rise to Tax-Related Items (the “Employer NICs”). Without prejudice to the foregoing, the Optionee agrees to execute a joint election with the Company, the form of such joint election (the “Joint Election”) having been approved formally by Her Majesty’s Revenue and Customs (“HMRC”), and any other required consent or election. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company, the Employer, a Parent or a Subsidiary. The Optionee further agrees that the Company, the Employer, a Parent or a Subsidiary or affiliate may collect the Employer NICs from the Optionee by any of the means set forth in Section 4(c)(ii) of the Agreement.

If the Optionee does not enter into a Joint Election prior to the exercise of this Option, he or she will not be entitled to exercise this Option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Optionee under the Plan, without any liability to the Company, the Employer, or any Parent, Subsidiary or affiliate.

Withholding Taxes. The following provision supplements Section 4(c) of the Agreement:

The Optionee agrees that, if he or she does not pay or the Company or the Employer does not withhold from Optionee the full amount of income tax within ninety (90) days of the event giving rise to the tax liability (the “Taxable Event”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount shall constitute a loan owed by the Optionee to the Company, the Employer, a Parent or a Subsidiary, effective as of the Due Date. The Optionee agrees that the loan will bear interest at the official HMRC rate and immediately will be due and repayable by Optionee, and the Company, or the Employer may recover it at any time thereafter by any of the means referred to in Section 4(c) of the Agreement. The Optionee also authorizes the Company to delay the issuance of any Shares to the Optionee unless and until the loan is repaid in full.

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Notwithstanding the foregoing, if the Optionee is an executive officer or director within the meaning of Section 13(k) of the Exchange Act, as amended, the Optionee shall not be eligible for a loan to cover the income tax due as described above. In the event that the Optionee is an executive officer or director and income tax is not collected by the Due Date, the amount of any uncollected tax may constitute a benefit to the Optionee on which additional income tax and National Insurance contributions (including Employer NICs) may be payable. The Optionee acknowledges that the Company or the Employer may recover any such additional income tax and National Insurance contributions at any time thereafter by any of the means referred to in Section 4 of the Agreement. The Optionee will be responsible for reporting any income tax and National Insurance contributions (including Employer NICs) due on this additional benefit directly to HMRC under the self-assessment regime.

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GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Pursuant to the Guidewire Software, Inc. 2011 Stock Plan (the “Plan”), this Notice of Restricted Stock Unit Award (the “Notice”) and the terms and conditions set forth in the Restricted Stock Unit Award Agreement (together with the Notice, the “Award Agreement”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed below (an “Award”) to the Grantee named below. Each Restricted Stock Unit shall relate to one share (a “Share”) of Common Stock (the “Stock”) of the Company.

Name of Grantee:	«Name»

No. of Restricted Stock Units Granted:	«TotalShares»

Grant Date:	«DateGrant»

Vesting Conditions:

[25 percent of the Restricted Stock Units shall vest on the first anniversary of the Vesting Commencement Date, provided that the Grantee continues to remain in Service at such time. Thereafter, the remaining 75 percent of the Restricted Stock Units shall vest in 12 equal quarterly installments on each subsequent 15th of March, June, September, and December following the first anniversary of the Vesting Commencement Date],[1] provided the Grantee continues to remain in Service at such time. Each date as of which any Restricted Stock Units vest shall be referred to as a “Vesting Date.”

Vesting Commencement Date:	«VestComDate»

Expiration Date:	«ExpDate»

By signing below, the Grantee and the Company agree that this Award is granted under, and governed by the terms and conditions of, the Plan and the Award Agreement. Section 9 of this Award Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s signature below.

GRANTEE:	GUIDEWIRE SOFTWARE, INC.

By:
Grantee’s Signature	Name:
Title:

[1]

This language is to be used for new hire grants. For refresh grants, insert the following in lieu of the bracketed language: “the Restricted Stock Units shall vest in 16 equal quarterly installments on each 15th of March, June, September and December following the Vesting Commencement Date”

GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

SECTION 1: GRANT OF AWARD

On the terms and conditions set forth in the Notice of Restricted Stock Unit Award and this Award Agreement, the company grants to the Grantee on the Date of Grant the award for the number of Restricted Stock Units set forth in the Notice of Restricted Stock Unit Award.

SECTION 2. RESTRICTIONS ON TRANSFER OF AWARD.

The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this Award Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in the Notice and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Award Agreement.

SECTION 3. TERMINATION OF SERVICE

If the Grantee’s Service terminates for any reason (including death or disability) prior to a Vesting Date, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.

SECTION 4. RECEIPT OF SHARES OF STOCK.

As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to the Notice and this Award Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

SECTION 5. INCORPORATION OF PLAN.

Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2(b) of the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

SECTION 6. TAX WITHHOLDING.

Regardless of any action that the Company, the Grantee’s actual employer or any Parent, Subsidiary or affiliate to which the Grantee provides Service if the Grantee is a Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the issuance of Shares upon settlement, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends or dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(a) payment by the Grantee to the Company and/or Employer; or

(b) withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company and/or the Employer; or

(c) withholding from proceeds of the sale of Shares acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); or

(d) withholding in Shares to be issued upon vesting and settlement of the Restricted Stock Units; provided, however, that if Grantee is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding from alternatives (a)-(c) herein.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, the Grantee is deemed, for tax purposes, to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

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Finally, the Grantee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 7. SECTION 409A.

This Award Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment. The Company makes no representations or warranty and shall have no liability to the Grantee or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a) Notice. Any notice required by the terms of this Award Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Subsection (a).

(b) Entire Agreement. This Award Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(c) Governing Law; Choice of Venue. The Award and the provisions of this Award Agreement shall be governed by and constructed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Award Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of San Mateo, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of the Award is made and/or to be performed.

(d) Authorization to Disclose. The Grantee hereby authorizes and directs the Employer to disclose to the Company or any Parent or Subsidiary such information regarding the Grantee’s Service, the nature and amount of Grantee’s compensation and the fact and conditions

3

of Grantee’s participation in the Plan as the Employer deems necessary or appropriate to facilitate the administration of the Plan.

(e) Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(f) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on this Award and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 9. ACKNOWLEDGEMENTS OF THE GRANTEE.

(a) Nature of Award. In accepting this Award the Grantee acknowledges, understands, and agrees that:

(i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time;

(ii) the grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future Awards, or benefits in lieu of Awards, even if such grants have been made repeatedly in the past;

(iii) all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;

(iv) the Grantee’s participation in the Plan shall not create a right to perform future Service with the Employer and shall not interfere with the ability of the Employer to terminate the Grantee’s Service at any time;

(v) the Grantee’s participation in the Plan is voluntary;

(vi) this Award and the Shares subject to this Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which are outside the scope of the Grantee’s employment or other contract for Services, if any;

(vii) this Award and the Shares subject to this Award are not intended to replace any pension rights or compensation;

(viii) this Award and the Shares subject to this Award are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for,

4

or relating in any way to, past Services to the Company, the Employer, or any Parent, Subsidiary or affiliate of the Company;

(ix) this Award and the Grantee’s participation in the Plan shall not be interpreted to form an employment contract or Service relationship with the Company, the Employer, any Parent, Subsidiary or affiliate of the Company;

(x) the future value of the Shares subject to this Award is unknown and cannot be predicted with certainty;

(xi) if the Grantee is issued Shares in settlement of this Award, the value of the Shares acquired may increase or decrease in value;

(xii) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Award resulting from termination of the Grantee’s Service by the Company or the Employer (for any reason whatsoever and regardless of whether in breach of applicable labor laws or whether later found to be invalid); and, in consideration of the grant of this Award, to which the Grantee is not otherwise entitled, the Grantee irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(xiii) in the event of termination of the Grantee’s Service (regardless of whether in breach of applicable labor laws or whether later found to be invalid), the Grantee’s right to continue to vest in the Restricted Stock Units, if any, will terminate effective as of the date of termination of the Grantee’s active Service and will not be extended by any notice period mandated under applicable law; further, in the event of termination of the Grantee’s Service (regardless of whether in breach of applicable labor laws), the Grantee’s right to receive vested shares of this Award, if any, will be measured as of the date of termination of the Grantee’s active Service and will not be extended by any notice period mandated under applicable law; the Committee shall have the exclusive discretion to determine when the Grantee’s active Service is terminated for purposes of this Award (including whether the Grantee may still be considered actively employed while on a leave of absence); and

(xiv) the Grantee has received and read a copy of the Plan.

(b) No Advice Regarding Award. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of the Shares subject to this Award. The Grantee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this Award Agreement, or selling the Shares acquired upon settlement of the Award, or more generally when making any decision in relation with this Award, this Award Agreement or otherwise under the Plan. The Company does not represent or

5

guaranty that the Grantee may benefit from specific provisions under said regulations and the Grantee shall on his or her own efforts receive proper information in this respect. The Grantee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(c) Tax Consequences. The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s liability for Tax-Related Items. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award.

(d) Electronic Delivery of Documents. The Grantee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Award (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Grantee by email.

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GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

GLOBAL NOTICE OF RESTRICTED STOCK UNIT AWARD

Pursuant to the Guidewire Software, Inc. 2011 Stock Plan (the “Plan”), this Global Notice of Restricted Stock Unit Award (the “Notice”) and the terms and conditions set forth in the Global Restricted Stock Unit Award Agreement (the “Agreement”), including any country specific terms and conditions set forth in any appendix hereto (the “Appendix”) (this Notice, the Agreement and the Appendix, collectively, the “Award Agreement”), Guidewire Software, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed below (an “Award”) to the Grantee named below. Each Restricted Stock Unit shall relate to one share (a “Share”) of Common Stock (the “Stock”) of the Company.

Name of Grantee:	«Name»
No. of Restricted Stock Units Granted:	«TotalShares»
Grant Date:	«DateGrant»
Vesting Conditions:	[25 percent of the Restricted Stock Units shall vest on the first anniversary of the Vesting Commencement Date, provided that the Grantee continues to remain in Service at such time. Thereafter, the remaining 75 percent of the Restricted Stock Units shall vest in 12 equal quarterly installments on each subsequent 15th of March, June, September, and December following the first anniversary of the Vesting Commencement Date],[1] provided the Grantee continues to remain in Service at such time. Each date as of which any Restricted Stock Units vest shall be referred to as a “Vesting Date.”
Vesting Commencement Date:	«VestComDate»
Expiration Date:	«ExpDate»

By signing below, the Grantee agrees that this Award is granted under, and governed by the terms and conditions of, the Plan and the Award Agreement. Section 9 of this Agreement includes important acknowledgements of the Grantee, each of which are accepted and confirmed by the Grantee’s signature below.

GRANTEE:	GUIDEWIRE SOFTWARE, INC.

By:
Grantee’s Signature	Name:
Title:

[1]

This language is to be used for new hire grants. For refresh grants, insert the following in lieu of the bracketed language: “the Restricted Stock Units shall vest in 16 equal quarterly installments on each 15th of March, June, September and December following the Vesting Commencement Date” except for Australia, where the original new hire vesting schedule should be applied due to tax issues in that country.

GUIDEWIRE SOFTWARE, INC. 2011 STOCK PLAN

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

SECTION 1: GRANT OF AWARD

On the terms and conditions set forth in the Notice of Restricted Stock Unit Award, this Agreement and the Appendix, the company grants to the Grantee on the Date of Grant the award for the number of Restricted Stock Units set forth in the Notice of Restricted Stock Unit Award.

SECTION 2: RESTRICTIONS ON TRANSFER OF AWARD.

The Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this Award Agreement and the Plan, Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in the Notice and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Award Agreement.

SECTION 3. TERMINATION OF SERVICE

If the Grantee’s Service terminates for any reason (including death or disability) prior to a Vesting Date, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.

SECTION 4. RECEIPT OF SHARES OF STOCK.

As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to the Notice and this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

SECTION 5. INCORPORATION OF PLAN.

Notwithstanding anything herein to the contrary, this Award Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2(b) of the Plan. Capitalized terms in this Award Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

SECTION 6. TAX WITHHOLDING.

Regardless of any action that the Company, the Grantee’s actual employer or any Parent, Subsidiary or affiliate to which the Grantee provides Service if the Grantee is a

2

Consultant (collectively, the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the issuance of Shares upon settlement, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends or dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation. Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(a) withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company and/or the Employer; or

(b) withholding from proceeds of the sale of Shares acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); or

(c) withholding in Shares to be issued upon vesting and settlement of the Restricted Stock Units; provided, however, that if Grantee is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding from alternatives (a)-(c) herein.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, the Grantee is deemed, for tax purposes, to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

Finally, the Grantee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means

3

previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 7. SECTION 409A.

This Award Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment. The Company makes no representations or warranty and shall have no liability to the Grantee or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a) Notice. Any notice required by the terms of this Award Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation (or other overnight courier service approved by the Company), with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Subsection (a).

(b) Entire Agreement. This Award Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(c) Governing Law; Choice of Venue. The Award and the provisions of this Award Agreement shall be governed by and constructed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Award Agreement and/or the Plan, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of San Mateo, California, or the United States federal courts for the Northern District of California, and no other courts, where the grant of the Award is made and/or to be performed.

(d) Authorization to Disclose. The Grantee hereby authorizes and directs the Employer to disclose to the Company or any Parent or Subsidiary such information regarding the Grantee’s Service, the nature and amount of Grantee’s compensation and the fact and conditions of Grantee’s participation in the Plan as the Employer deems necessary or appropriate to facilitate the administration of the Plan.

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(e) Personal Data Authorization.

(i) The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and/or any Subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

(ii) The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the purpose of managing and administering the Plan (“Data”).

(iii) The Grantee understands that Data will be transferred to any stock plan service provider or broker as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, any stock plan service provider or broker selected by the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Grantee understands that, at any time, he or she may view Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Grantee understands, however, that refusing or withdrawing consent may affect his or her ability to participate in the Plan. For more information on the consequences of refusing to consent or withdrawing consent, the Grantee understands that he or she may contact his or her local human resources representative.

(f) Language. If the Grantee received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

(g) Severability. The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

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(h) Appendix. Notwithstanding any provisions in this Award Agreement, this Award shall be subject to any special terms and conditions set forth in any Appendix to this Award Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent that the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Award Agreement.

(i) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on this Award and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 9. ACKNOWLEDGEMENTS OF THE GRANTEE.

(a) Nature of Award. In accepting this Award the Grantee acknowledges, understands, and agrees that:

(i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended, or terminated by the Company at any time;

(ii) the grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future Awards, or benefits in lieu of Awards, even if such grants have been made repeatedly in the past;

(iii) all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;

(iv) the Grantee’s participation in the Plan shall not create a right to perform future Service with the Employer and shall not interfere with the ability of the Employer to terminate the Grantee’s Service at any time;

(v) the Grantee’s participation in the Plan is voluntary;

(vi) this Award and the Shares subject to this Award are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which are outside the scope of the Grantee’s employment or other contract for Services, if any;

(vii) this Award and the Shares subject to this Award are not intended to replace any pension rights or compensation;

(viii) this Award and the Shares subject to this Award are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare

6

benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services to the Company, the Employer, or any Parent, Subsidiary or affiliate of the Company;

(ix) this Award and the Grantee’s participation in the Plan shall not be interpreted to form an employment contract or Service relationship with the Company, the Employer, any Parent, Subsidiary or affiliate of the Company;

(x) the future value of the Shares subject to this Award is unknown and cannot be predicted with certainty;

(xi) if the Grantee is issued Shares in settlement of this Award, the value of the Shares acquired may increase or decrease in value;

(xii) no claim or entitlement to compensation or damages shall arise from forfeiture of any portion of this Award resulting from termination of the Grantee’s Service by the Company or the Employer (for any reason whatsoever and regardless of whether in breach of applicable labor laws or whether later found to be invalid); and, in consideration of the grant of this Award, to which the Grantee is not otherwise entitled, the Grantee irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(xiii) in the event of termination of the Grantee’s Service (regardless of whether in breach of applicable labor laws or whether later found to be invalid), the Grantee’s right to continue to vest in the Restricted Stock Units, if any, will terminate effective as of the date of termination of the Grantee’s active Service and will not be extended by any notice period mandated under applicable law (e.g., active Service would not include a period of “garden leave” or similar period pursuant to local law); further, in the event of termination of the Grantee’s Service (regardless of whether in breach of applicable labor laws), the Grantee’s right to receive vested shares of this Award, if any, will be measured as of the date of termination of the Grantee’s active Service and will not be extended by any notice period mandated under applicable law; the Committee shall have the exclusive discretion to determine when the Grantee’s active Service is terminated for purposes of this Award (including whether the Grantee may still be considered actively employed while on a leave of absence); and

(xiv) the Grantee has received and read a copy of the Plan.

(b) No Advice Regarding Award. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of the Shares subject to this Award. The Grantee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social insurance regulations, when signing this Award Agreement, or selling the Shares acquired upon

7

settlement of the Award, or more generally when making any decision in relation with this Award, this Award Agreement or otherwise under the Plan. The Company does not represent or guaranty that the Grantee may benefit from specific provisions under said regulations and the Grantee shall on his or her own efforts receive proper information in this respect. The Grantee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(c) Tax Consequences. The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s liability for Tax-Related Items. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to Tax-Related Items arising from this Award.

(d) Electronic Delivery of Documents. The Grantee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Award (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Grantee by email.

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APPENDIX TO

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE GUIDEWIRE SOFTWARE, INC.

2011 STOCK PLAN

TERMS AND CONDITIONS

This Appendix, which is part of the Award Agreement, includes additional terms and conditions that govern the Restricted Stock Units and that will apply to the Grantee if he or she is in one of the countries listed below. The Company, in its discretion, will determine to what extent terms and conditions contained herein shall be applicable to the Grantee.

NOTIFICATIONS

This Appendix also includes information regarding securities, exchange control and certain other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because such information may be outdated when the Restricted Stock Units become vested and/or when any Shares acquired upon vesting and settlement are sold.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. The Grantee therefore is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her particular situation.

Finally, if the Grantee is a citizen or resident of a country other than that in which the Grantee currently is working, if he or she transfers to a different country after the grant of the Restricted Stock Units, or is considered resident of another country for local law purposes, then the notifications contained herein may not apply to him or her.

Unless otherwise defined herein, capitalized terms set forth in this Appendix shall have the meanings ascribed to them in the Agreement and/or the Plan.

AUSTRALIA

TERMS AND CONDITIONS

Restricted Stock Units Payable in Shares Only. Notwithstanding any discretion in Section 9(a) of the Plan or anything contrary in the Agreement, due to regulatory requirements in Australia, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Stock Units are payable in Shares only.

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NOTIFICATIONS

Securities Law Notification. If the Restricted Stock Units become vested and Shares are issued and if the Grantee subsequently offers the Shares to a person or entity in Australia, the offer may be subject to disclosure requirements under Australian law. The Grantee should obtain independent legal advice regarding any applicable disclosure obligations prior to making any such offer.

CANADA

TERMS AND CONDITIONS

Restricted Stock Units Payable in Shares Only. Notwithstanding any discretion in Section 9(a) of the Plan or anything contrary in the Agreement, due to regulatory considerations in Canada, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Stock Units are payable in Shares only.

Termination of Service. The following provision replaces Section 10(a)(xiii) of the Agreement:

In the event of termination of the Grantee’s Service (regardless of whether in breach of applicable labor laws or whether later found to be invalid), the Grantee’s right to continue to vest in the Award, if any, will terminate effective as of the earlier of (a) the date that the Grantee receives notice of termination of Service; or (b) the date of termination of the Grantee’s active Service, regardless of any notice period or period of pay in lieu of such notice required under applicable law; the Committee shall have the exclusive discretion to determine when the Grantee’s active Service is terminated for purposes of this Award (including whether the Grantee may still be considered actively employed while on a leave of absence);

The following provisions apply to the Award if the Grantee is a resident of Quebec:

Language Consent. The parties acknowledge that it is their express wish that the Award Agreement, as well as all documents, notices and legal proceedings entered into, given, or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Personal Data Authorization. The following provision supplements Section 8(d) of the Agreement:

The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel (professional or not) involved in the administration and operation of the Plan. The Grantee further authorizes the Company and the Employer to disclose and discuss with their advisors the Grantee’s participation in the Plan. The Grantee also authorizes the Company and the Employer to record such information and to keep it in his or her employment file.

FRANCE

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TERMS AND CONDITIONS

Restricted Stock Units Not Tax-Qualified. The Grantee understands that the Restricted Stock Units are not intended to qualify for favorable tax and social security treatment in France under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.

Consent to Receive Information in English. By accepting the Award Agreement, the Grantee confirms having read and understood the documents relating to the Award (the Plan and the Award Agreement), which were provided in the English language. The Grantee accepts the terms of those documents accordingly.

En acceptant le Contrat d’Attribution décrivant les termes et conditions de l’attribution, le Bénéficiaire confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat d’Attribution) qui ont été communiqués en langue anglaise. Le Bénéficiaire accepte les termes en connaissance de cause.

GERMANY

There are no country-specific provisions.

HONG KONG

TERMS AND CONDITIONS

Restricted Stock Units Payable in Shares Only. Notwithstanding any discretion in Section 9(a) of the Plan or anything contrary in the Agreement, due to regulatory requirements in Hong Kong, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Stock Units are payable in Shares only.

Sale of Shares. If any Restricted Stock Units become vested within six (6) months of the Grant Date, the Grantee hereby agrees that he or she will not sell any Shares thus that may be issued in settlement thereof prior to the six-month anniversary of the Grant Date.

NOTIFICATIONS

SECURITIES WARNING: This Award and any Shares issued upon vesting and settlement do not constitute a public offering of securities under Hong Kong law and are available only to eligible individuals in a Service relationship. The Award Agreement, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. This Award is intended only for the personal use of an eligible individual in a Service relationship and may not be distributed to any other person. If the Grantee is in doubt as to any of the contents of the Award Agreement, or the Plan, the Grantee should obtain independent professional advice.

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

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IRELAND

NOTIFICATIONS

Director Notification Obligation. If the Grantee is a director or secretary of a Subsidiary or affiliate in Ireland (“Irish Subsidiary”), the Grantee must notify the Irish Subsidiary in writing within five business days of the Grantee receiving or disposing of an interest (e.g., Awards, Shares) in the Company, or within five business days of the Grantee becoming aware of the event giving rise to the notification requirement, or within five business days of the Grantee becoming a director if such an interest exists at the time. This notification requirement also applies to a shadow director of the Irish Subsidiary (i.e., an individual who is not on the board of directors of the Irish Subsidiary but who has sufficient control so that the board of directors of the Irish Subsidiary acts in accordance with the “directions or instructions” of the individual) and with respect to the interests of a spouse or minor children (whose interests will be attributed to the director, shadow director or secretary).

JAPAN

There are no country-specific provisions.

UNITED KINGDOM

TERMS AND CONDITIONS

Restricted Stock Units Payable in Shares Only. Notwithstanding any discretion in the Plan or anything contrary in the Agreement, due to tax considerations in the United Kingdom, the Award does not provide any right for the Grantee to receive a cash payment, and the Restricted Stock Units are payable in Shares only.

Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of participation in the Plan and settlement of this Award upon vesting, the Grantee agrees to accept any liability for secondary Class 1 National Insurance contributions that may be payable by the Company, the Employer, or a Subsidiary or affiliate in connection with the Restricted Stock Units and any event giving rise to Tax-Related Items (the “Employer NICs”). Without prejudice to the foregoing, the Grantee agrees to execute a joint election with the Company, the form of such joint election (the “Joint Election”) having been approved formally by Her Majesty’s Revenue and Customs (“HMRC”), and any other required consent or election. The Grantee further agrees to execute such other joint elections as may be required between the Grantee and any successor to the Company, the Employer, and/or any Subsidiary or affiliate. The Grantee further agrees that the Company, the Employer, and/or any Parent, Subsidiary or affiliate may collect the Employer NICs from the Grantee by any of the means set forth in Section 6 of the Agreement.

If the Grantee does not enter into a Joint Election prior to vesting of the Award, the Award shall not be settled unless and until he or she enters into a Joint Election, and no Shares will be issued to the Grantee under the Plan, without any liability to the Company, the Employer, or any Parent, Subsidiary or affiliate.

Tax Withholding. The following provision supplements Section 6 of the Agreement:

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The Grantee agrees that, if he or she does not pay or the Company or the Employer does not withhold from the Grantee the full amount of the income tax due within ninety (90) days of the event giving rise to the tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected tax shall constitute a loan owed by the Grantee to the Company or the Employer, effective as of the Due Date. The Grantee agrees that the loan will bear interest at the official HMRC rate and immediately will be due and repayable by the Grantee, and the Company, the Employer, or any Parent, Subsidiary or affiliate may recover it at any time thereafter by any of the means referred to in Section 6 of the Agreement. The Grantee also authorizes the Company to delay the issuance of any Shares to the Grantee unless and until the loan is repaid in full.

Notwithstanding the foregoing, if the Grantee is an executive officer or director within the meaning of Section 13(k) of the Exchange Act, the Grantee shall not be eligible for a loan to cover the income tax due as described above. In the event that the Grantee is an executive officer or director and the income tax due is not collected by the Due Date, the amount of any uncollected tax will constitute a benefit to the Grantee on which additional income tax and National Insurance contributions will be payable. The Grantee acknowledges that the Company or the Employer may recover any such additional income tax and National Insurance contributions at any time thereafter by any of the means referred to in Section 6. The Grantee also will be responsible for reporting any income tax and National Insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime.

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